                                          A REGISTRATION STATEMENT HAS BEEN
                                          FILED WITH THE SECURITIES AND EXCHANGE
                                          COMMISSION IN CONNECTION WITH THE
                                          EXCHANGE OFFER. THE COMPLETION OF THE
                                          EXCHANGE OFFER IS DEPENDENT UPON THE
                                          REGISTRATION STATEMENT BECOMING
                                          EFFECTIVE.

                           KELLSTROM INDUSTRIES, INC.

                             LETTER OF TRANSMITTAL

                                  TO EXCHANGE
                                THE OUTSTANDING
         5 3/4% CONVERTIBLE SUBORDINATED NOTES DUE OCTOBER 15, 2002 AND
            5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE JUNE 15, 2003
                         OF KELLSTROM INDUSTRIES, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 5, 2001 UNLESS IT IS EXTENDED BY KELLSTROM INDUSTRIES (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           First Union National Bank

By Registered & Certified Mail:                By Regular Mail or Overnight Courier:
First Union National Bank                      First Union National Bank
Corporate Trust (NC-1153)                      Corporate Trust (NC-1153)
1525 West W.T. Harris Blvd.                    1525 West W.T. Harris Blvd.
Charlotte, NC 28288                            Charlotte, NC 28262-1153
Attention: Marsha Rice                         Attention: Marsha Rice

In Person by Hand Only:                        By Facsimile (for Eligible Institutions Only):
First Union National Bank                      (704) 590-7628
Corporate Trust (NC-1153)
1525 West W.T. Harris Blvd.                    For Information or Confirmation by Telephone:
Charlotte, NC 28288                            (704) 590-7413
Attention: Marsha Rice

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as set forth above, will not constitute a valid delivery.

     You should carefully read the instructions contained in this Letter of Transmittal and in the Preliminary Prospectus and Exchange Offer dated March 8, 2001 (the "Preliminary Prospectus") before you complete this Letter of Transmittal.

     The exchange offer (the "Exchange Offer") is conditioned on the satisfaction of conditions described in the Preliminary Prospectus under the caption "The Exchange Offer -- Conditions to, and amendment of, the exchange offer," including the valid tender of at least $105.25 million in aggregate principal amount of the outstanding 5 3/4% convertible subordinated notes due October 15, 2002 (the "old 5 3/4% junior subordinated notes") and 5 1/2% convertible subordinated notes due June 15, 2003 (the "old 5 1/2% junior subordinated notes," and together with the old 5 3/4% junior subordinated notes, the "old notes"). The Preliminary Prospectus contains a more complete description of the Exchange Offer and the conditions to the Exchange Offer.

     Use this Letter of Transmittal only to tender old notes in the Exchange Offer.

     This Letter of Transmittal and the instructions included with this Letter of Transmittal should be used by holders of old notes if tender of old notes is to be made by book-entry transfer to the Exchange Agent's account at DTC according to the procedures described under the caption "The Exchange
Offer -- Procedures for exchanging old notes" in the Preliminary Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of old notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will send an agent's message (the "Agent's Message") to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to the tender of old notes. See Instruction 2.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

     Delivery of instructions or documents to DTC does not constitute delivery to the Exchange Agent.

     Only holders of old notes may validly tender old notes. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Preliminary Prospectus and this Letter of Transmittal may be directed to First Union National Bank in its capacity as Exchange Agent. See Instruction 9 below.

                 TENDER OF OLD 5 3/4% JUNIOR SUBORDINATED NOTES
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD 5 3/4% JUNIOR SUBORDINATED NOTES OR OTHER REQUIRED DOCUMENTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING.:

    Name of Tendering Institution:

    Account Number:

    Transaction Code Number:

                 TENDER OF OLD 5 1/2% JUNIOR SUBORDINATED NOTES
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD 5 1/2% JUNIOR SUBORDINATED NOTES OR OTHER REQUIRED DOCUMENTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING:

    Name of Tendering Institution:

    Account Number:

    Transaction Code Number:

     Upon the terms and subject to the conditions of the exchange offer described in this Letter of Transmittal and the accompanying Preliminary Prospectus, you can choose to exchange your old notes under either of the following options:

     - $1,000 in principal amount of new 8 1/2% senior subordinated notes due March 31, 2008 of Kellstrom Industries, Inc. ("Kellstrom Industries") (the "new 8 1/2% senior subordinated notes") for each $1,000 in principal amount of the old notes that you tender, up to a maximum of $30,000,000 in aggregate principal amount of old notes; or

     - $1,000 in principal amount of new 6% convertible subordinated notes due December 31, 2008 of Kellstrom Industries (the "new 6% convertible subordinated notes," and together with the new 8 1/2% senior subordinated notes, the "new notes") for each $1,000 in principal amount of the old notes that you tender, as described in the Preliminary Prospectus under the caption "The Exchange Offer -- Terms of the exchange offer."

     No more than $30 million principal amount of new 8 1/2% senior subordinated notes will be issued in exchange for old notes. The balance of the old notes tendered for the 8 1/2% note option over $30 million will be exchanged for new 6% convertible subordinated notes.

     If more than 75% of either series of old notes, but less than 75% of the other series of old notes, is tendered in the offer, then the new 8 1/2% senior subordinated notes will be issued, on a first priority basis, in exchange for old notes which are tendered for the 8 1/2% note option from the series which has at least 75% participation in the offer. If at least 75% of each series of old notes is tendered in the offer, then the new 8 1/2% senior subordinated notes will be issued, on an equal and proportionate basis, in exchange for all old notes which are tendered for the 8 1/2% note option.

     To receive the maximum amount of new 8 1/2% senior subordinated notes, you must tender all of your old notes for new 8 1/2% senior subordinated notes.

     List below the old 5 3/4% junior subordinated notes and old 5 1/2% junior subordinated notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of old notes will be accepted only in principal amounts of $1,000 or integral multiples thereof.

 ALL TENDERING HOLDERS OF OLD 5 3/4% JUNIOR SUBORDINATED NOTES SHOULD COMPLETE
                                THE BOXES BELOW
--------------------------------------------------------------------------------
              DESCRIPTION OF OLD 5 3/4% JUNIOR SUBORDINATED NOTES

------------------------------------------------------------------------------------------------------------------
ITEM 1. Name(s) and address(es) of registered holder(s)
of old 5 3/4% junior subordinated notes or name of DTC participant and DTC participant's DTC account number in which the old 5 3/4% junior subordinated notes
are held. (Please fill in blank)                                                    PRINCIPAL AMOUNT TENDERED (1)
------------------------------------------------------------------------------------------------------------------
                                                                                   $
                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

------------------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OLD 5 3/4% JUNIOR SUBORDINATED NOTES TENDERED          $
------------------------------------------------------------------------------------------------------------------
 (1)  A tendering holder of old 5 3/4% junior subordinated notes may tender all or some of the holder's old 5 3/4%
      junior subordinated notes.
------------------------------------------------------------------------------------------------------------------

                        ELECTION AS TO FORM OF NEW NOTES
           FOR HOLDERS TENDERING OLD 5 3/4% JUNIOR SUBORDINATED NOTES
--------------------------------------------------------------------------------
   ITEM 2. SPECIAL ISSUANCE/SPECIAL DELIVERY INSTRUCTIONS. If you are accepting the Exchange Offer, you may elect to receive either $1,000 in principal amount of new 8 1/2% senior subordinated notes or new 6% convertible subordinated notes for each $1,000 in principal amount of old
   5 3/4% junior subordinated notes you hold (provided we are only offering to exchange a maximum of $30.0 million aggregate principal amount of old notes for new 8 1/2% senior subordinated notes). If you hold more than $1,000 in aggregate principal amount of old 5 3/4% junior subordinated notes, you need not make the same election for each $1,000 principal amount of notes. For example, if you hold $100,000 aggregate principal amount of old 5 3/4% junior subordinated notes and you choose to tender in the exchange offer, you may elect to receive new 8 1/2% senior subordinated notes for $65,000 of your old 5 3/4% junior subordinated notes and new 6% convertible subordinated notes for the remaining $35,000 of your old 5 3/4% junior subordinated notes.

   [ ] Mark this box if you want your new notes to be issued in another name. (Complete the "SPECIAL ISSUANCE/ DELIVERY INSTRUCTIONS" below.)

   [ ] Mark this box if you want to provide special mailing instructions for the statements or the new notes to which you may be entitled. (Complete the "SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS" below.)

   ITEM 3.  ELECTION AS TO FORM OF CONSIDERATION.
         A. [ ] Check this box if you want to tender ALL of your old 5 3/4% junior subordinated notes in exchange for $1,000 principal amount of new 8 1/2% senior subordinated notes for each $1,000 principal amount of old 5 3/4% junior subordinated notes tendered by you.
         B. [ ] Check this box if you want to tender ALL of your old 5 3/4% junior subordinated notes in exchange for $1,000 principal amount of new 6% convertible subordinated notes for each $1,000 principal amount of old 5 3/4% junior subordinated notes tendered by you.
         C. [ ] Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old 5 3/4% junior subordinated notes and you wish to make a mixed election as to form of consideration.

                   (1)
                   -----------------   Indicate the principal amount of your
                                       old 5 3/4% junior subordinated notes
                                       for which you elect to receive only
                                       NEW 8 1/2% SENIOR SUBORDINATED NOTES.
                   (2)
                   -----------------   Indicate the principal amount of your
                                       old 5 3/4% junior subordinated notes
                                       for which you elect to receive only
                                       NEW 6% CONVERTIBLE SUBORDINATED NOTES.
                   (3)
                   -----------------   Total principal amount for which you
                                       are making this mixed election. (This
                                       amount is the total of Items 3C(1) and
                                       3C(2) above and must be equal to the
                                       total principal amount of the
                                       registered holder's old 5 3/4% junior
                                       subordinated notes being tendered as
                                       indicated in Item 1 above.)

     The names and addresses of the holders of old 5 3/4% junior subordinated notes should be printed, if not already printed above, exactly as they appear on the certificates representing old 5 3/4% junior subordinated notes that are being tendered. The old 5 3/4% junior subordinated notes and the principal amount of old 5 3/4% junior subordinated notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

 ALL TENDERING HOLDERS OF OLD 5 1/2% JUNIOR SUBORDINATED NOTES SHOULD COMPLETE
                                THE BOXES BELOW
--------------------------------------------------------------------------------
              DESCRIPTION OF OLD 5 1/2% JUNIOR SUBORDINATED NOTES

------------------------------------------------------------------------------------------------------------------
ITEM 1. Name(s) and address(es) of registered holder(s)
of old 5 1/2% junior subordinated notes or name of DTC participant and DTC participant's DTC account number in which the old 5 1/2% junior subordinated notes
are held. (Please fill in blank)                                                    PRINCIPAL AMOUNT TENDERED (1)
------------------------------------------------------------------------------------------------------------------
                                                                                   $
                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

                                                                                   ------------------------------

------------------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OLD 5 1/2% JUNIOR SUBORDINATED NOTES TENDERED          $
------------------------------------------------------------------------------------------------------------------
  (1) A tendering holder of old 5 1/2% junior subordinated notes may tender all or some of the holder's old 5 1/2%
      junior subordinated notes.
------------------------------------------------------------------------------------------------------------------

                        ELECTION AS TO FORM OF NEW NOTES
           FOR HOLDERS TENDERING OLD 5 1/2% JUNIOR SUBORDINATED NOTES
--------------------------------------------------------------------------------
   ITEM 2. SPECIAL ISSUANCE/SPECIAL DELIVERY INSTRUCTIONS. If you are accepting the Exchange Offer, you may elect to receive either $1,000 principal amount of new 8 1/2% senior subordinated notes or new 6% convertible subordinated notes for each $1,000 principal amount of old
   5 1/2% junior subordinated notes you hold (provided we are only offering to exchange a maximum of $30.0 million aggregate principal amount of old notes for new 8 1/2% senior subordinated notes). If you hold more than $1,000 in aggregate principal amount of old 5 1/2% junior subordinated notes, you need not make the same election for each $1,000 principal amount of notes. For example, if you hold $100,000 aggregate principal amount of old 5 1/2% junior subordinated notes and you choose to tender in the exchange offer you may elect to receive new 8 1/2% senior subordinated notes for $65,000 of your old 5 1/2% junior subordinated notes and new 6% convertible subordinated notes for the remaining $35,000 of your old
   5 1/2% junior subordinated notes.

   [ ] Mark this box if you want your new notes to be issued in another name. (Complete the "SPECIAL ISSUANCE/ DELIVERY INSTRUCTIONS" below.)

   [ ] Mark this box if you want to provide special mailing instructions for the statements or the new notes to which you may be entitled. (Complete the "SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS" below.)

   ITEM 3.  ELECTION AS TO FORM OF CONSIDERATION.
         A. [ ] Check this box if you want to tender ALL of your old 5 1/2% junior subordinated notes in exchange for $1,000 principal amount of new 8 1/2% senior subordinated notes for each $1,000 principal amount of old 5 1/2% junior subordinated notes tendered by you.
         B. [ ] Check this box if you want to tender ALL of your old 5 1/2% junior subordinated notes in exchange for $1,000 principal amount of new 6% convertible subordinated notes for each $1,000 principal amount of old 5 1/2% junior subordinated notes tendered by you.
         C. [ ] Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old 5 1/2% junior subordinated notes and you wish to make a mixed election as to form of consideration.

                   (1)
                   -----------------   Indicate the principal amount of your
                                       old 5 1/2% junior subordinated notes
                                       for which you elect to receive only
                                       NEW 8 1/2% SENIOR SUBORDINATED NOTES.
                   (2)
                   -----------------   Indicate the principal amount of your
                                       old 5 1/2% junior subordinated notes
                                       for which you elect to receive only
                                       NEW 6% CONVERTIBLE SUBORDINATED NOTES.
                   (3)
                   -----------------   Total principal amount for which you
                                       are making this mixed election. (This
                                       amount is the total of Items 3C(1) and
                                       3C(2) above and must be equal to the
                                       total principal amount of the
                                       registered holder's old 5 1/2% junior
                                       subordinated notes being tendered as
                                       indicated in Item 1 above.)

     The names and addresses of the holders of old 5 1/2% junior subordinated notes should be printed, if not already printed above, exactly as they appear on the certificates representing old 5 1/2% junior subordinated notes that are being tendered. The old 5 1/2% junior subordinated notes and the principal amount of old 5 1/2% junior subordinated notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Kellstrom Industries the aggregate principal amount of the old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of the old notes tendered with this Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, Kellstrom Industries, all right, title and interest in and to the old notes being tendered.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered old notes, with full powers of substitution, among other things, to cause the old notes being tendered to be assigned, transferred and exchanged. The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes being tendered, and to acquire the new notes of Kellstrom Industries, issuable upon the exchange of the tendered old notes, and that, when the same are accepted for exchange, Kellstrom Industries will acquire good and unencumbered title to the tendered old notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the tendered old notes are accepted by Kellstrom Industries.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Kellstrom Industries to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered with this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. You may withdraw tenders of old notes at any time prior to the Expiration Date of the Exchange Offer, but the new notes will not be issuable in exchange for old notes so withdrawn. Any permitted withdrawal of old notes may not be rescinded, and any old notes properly withdrawn will afterwards be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn old notes may, however, be re-tendered by again following one of the appropriate procedures described in the Preliminary Prospectus at any time before the Expiration Date of the Exchange Offer.

     The undersigned understands that tenders of old notes according to any of the procedures described in the Preliminary Prospectus and in the instructions to this Letter of Transmittal and acceptance of tendered old notes by Kellstrom Industries will constitute a binding agreement between the undersigned and Kellstrom Industries upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered old notes (or defectively tendered old notes with respect to which Kellstrom Industries has, or has caused to be, waived such defect) will be deemed to have been accepted by Kellstrom Industries if, as and when Kellstrom Industries gives oral or written notice of acceptance to the Exchange Agent.

     The undersigned represents and warrants that the undersigned is relying on the information contained in the accompanying Preliminary Prospectus in making its investment decision with respect to the Exchange Offer. The undersigned further acknowledges that neither Kellstrom Industries nor any person representing Kellstrom Industries has made any representation to it with respect to Kellstrom Industries, the Exchange Offer or the issuance of the new notes, other than the information contained in the accompanying Preliminary Prospectus.

     The undersigned understands that the delivery and surrender of any old notes are not effective, and the risk of loss of the old notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a copy), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Kellstrom Industries. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of old notes will be determined by Kellstrom Industries, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned request(s) that any old notes representing principal amounts not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of old notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned request(s) that new notes issued in exchange for tendered old notes be issued in the name(s) of, and delivered to, the undersigned (and in the case of old notes tendered by book-entry transfer, by credit to the account of DTC).

     In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned request(s) that any old notes representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) indicated. The undersigned recognizes that Kellstrom Industries has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any old notes from the names of the registered holder(s) of old notes if Kellstrom Industries does not accept for exchange any of the principal amount of such notes so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned request(s) that the new notes issued in exchange for tendered old notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) indicated.

           TENDERING HOLDERS OF OLD 5 3/4% JUNIOR SUBORDINATED NOTES

                   A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

  To be completed only if old 5 3/4% junior subordinated notes in a principal amount not accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Old 5 3/4% Junior Subordinated Notes" in this Letter of Transmittal.

Name
--------------------------------------------------
                                    (Please Print)

Address
--------------------------------------------------

--------------------------------------------------
(Including Zip Code)

--------------------------------------------------
(Tax Identification or Social Security Number)

                       (See enclosed Substitute Form W-9)

                   B. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)
  To be completed only if the new notes exchanged for old 5 3/4% junior subordinated notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Old 5 3/4% Junior Subordinated Notes" in this Letter of Transmittal.

Name
--------------------------------------------------
                                    (Please Print)

Address
--------------------------------------------------

--------------------------------------------------
(Including Zip Code)

--------------------------------------------------
(Tax Identification or Social Security Number)

                       (See enclosed Substitute Form W-9)

           TENDERING HOLDERS OF OLD 5 1/2% JUNIOR SUBORDINATED NOTES

                   A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

  To be completed only if old 5 1/2% junior subordinated notes in a principal amount not accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Old 5 1/2% Junior Subordinated Notes" in this Letter of Transmittal.

Name
--------------------------------------------------
                                    (Please Print)

Address
--------------------------------------------------

--------------------------------------------------
(Including Zip Code)

--------------------------------------------------
(Tax Identification or Social Security Number)

                       (See enclosed Substitute Form W-9)

                          B. SPECIAL ISSUANCE/DELIVERY
                               (SEE INSTRUCTIONS)

  To be completed only if the new notes exchanged for old 5 1/2% junior subordinated notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Old 5 1/2% Junior Subordinated Notes" in this Letter of Transmittal.

Name
--------------------------------------------------
                                    (Please Print)

Address
--------------------------------------------------

--------------------------------------------------
(Including Zip Code)

--------------------------------------------------
(Tax Identification or Social Security Number)

                       (See enclosed Substitute Form W-9)

                                PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES)

        By completing, executing and delivering this Letter of Transmittal, the undersigned tenders, the principal amount of the old notes listed in the boxes labeled "Description of Old 5 3/4% Junior Subordinated Notes" and/or "Description of Old 5 1/2% Junior Subordinated Notes" under the column heading "Principal Amount Tendered."

        This Letter of Transmittal must be signed by the holder(s) of old notes exactly as the holder's or lender's name(s) appear(s) on certificate(s) representing the old notes tendered, or if tendered by a participant in DTC, exactly as the DTC participant's name appears on a security position listing as the owner of old notes. If the signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the full title of the signer and see Instruction 4.
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
   SIGNATURE(S) OF REGISTERED HOLDER(S) OF OLD NOTES OR AUTHORIZED SIGNATORY
           (See the medallion signature guarantee requirement below)

   Dated
   --------------------------------------------------------------------------
   Name(s)
   --------------------------------------------------------------------------
   Firm
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (Please Print)
   Capacity
   --------------------------------------------------------------------------
   Address(es)
   --------------------------------------------------------------------------
                              (Including Zip Code)

   Area Code and Telephone Number
   --------------------------------------------------------------------------
   Area Code and Fax Number
   --------------------------------------------------------------------------
   Tax Identification or Social Security No.
   --------------------------------------------------------------------------

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)

   Authorized Signature
   --------------------------------------------------------------------------
   Name of Firm
   --------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. SIGNATURE GUARANTEES. Signatures on this Letter of Transmittal must be by a Medallion Signature Guarantor, unless the old notes are tendered by a registered holder of old notes (or by a participant in DTC whose name appears on a security position listing as the owner of the old notes being tendered) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal. If the old notes are registered in the name of a person other than the signer of this Letter of Transmittal or if old notes not accepted for exchange are to be returned to a person other than the registered holder of such old notes, then the signatures on this Letter of Transmittal accompanying the tendered old notes must be by a Medallion Signature Guarantor as described above. See Instruction 4.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed by holders of old notes if tender of old notes is to be made by book-entry transfer to the Exchange Agent's account at DTC according to the procedures described under the caption "The Exchange Offer-Procedures for exchanging old notes" in the Preliminary Prospectus; and, in each case, instructions are not being transmitted through ATOP. Holders of old notes must deliver all old notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all old notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address indicated in this Letter of Transmittal on or before the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Letter of Transmittal, the old notes and all other required documents, including delivery through DTC and any acceptance of Agent's Message delivered through ATOP, is at the option and risk of the tendering holder of old notes. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for documents to reach the Exchange Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of old notes, by execution of this Letter of Transmittal (or a copy), waive any right to receive any notice of the acceptance of their old notes for payment.

     3. INADEQUATE SPACE. If the space provided is inadequate to identify your old notes, the certificate numbers and/or the principal amount represented by old notes should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. SIGNATURE ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the old notes tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the old notes tendered, the signature must correspond with the name shown on the security position listing as the owner of the old notes.

     If any of the old notes tendered are registered in the name of two or more holders, all holders of old notes must sign this Letter of Transmittal. If any of the old notes tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any old notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should indicate that capacity when signing, and proper evidence satisfactory to Kellstrom Industries, of that person's authority to act in that capacity must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the old notes listed and transmitted with this Letter of Transmittal, no endorsements of the old notes or separate instruments of transfer are required unless the old notes tendered and not accepted for exchange are to be issued to a person other than the registered holder of the old notes, in which case signatures on the old notes or instruments of transfer must be by a Medallion Signature Guarantor.

     If this Letter of Transmittal is signed by any one other than the registered holder of the old notes listed, the old notes must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear on the old notes, and signatures on those old notes or instruments of transfer must be by a Medallion Signature Guarantor, unless the signature is that of an "eligible institution."

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for unexchanged old notes are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or the old notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "A. Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. Furthermore, if the new notes exchanged for old notes are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "B. Special Issuance/ Delivery Instructions" box on this Letter of Transmittal should be completed. All old notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such old notes were delivered.

     6. TRANSFER TAXES. Except as described in this Instruction 6, owners who tender their old notes for exchange will not be obligated to pay any transfer taxes. If, however, new notes are to be delivered to, or issued in the name of, any person other than the registered owner of the old notes; or old notes are registered in the name of any person other than the person signing this Letter of Transmittal; or a transfer tax is imposed for any reason other than the exchange of new notes or old notes in connection with the Exchange Offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of any applicable taxes or exemption from them is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

     7. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be amended or waived by Kellstrom Industries, in whole or in part, at any time and from time to time, in the case of any old notes tendered.

     8. SUBSTITUTE FORM W-9. Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the Exchange Agent, each tendering holder of old notes (or other payee) must provide the Exchange Agent with a correct United States taxpayer identification number

("TIN"), generally the holder's United States Social Security or federal employer identification number, and with other information on the Substitute Form W-9, which is provided under "Important Tax Information" below, that the holder (or other payee) is not subject to backup withholding tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the United States Internal Revenue Service and 31% backup withholding tax. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Preliminary Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number and location listed below. A holder of old notes may also contact Banc of America Securities LLC, at its telephone number and location listed below, or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a holder of old notes whose tendered old notes are accepted for exchange generally is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below. If the holder of old notes is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of old notes or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, the holder of old notes or other payee with respect to old notes exchanged in the Exchange Offer may be subject to 31% backup withholding tax.

     Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

     Some holders of old notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. Non-U.S. holders of old notes must establish their status as exempt recipients, and can do so by submitting to the Exchange Agent a properly completed Substitute Form W-8 (which is provided below), signed under penalties of perjury and attesting to the holder's exempt status.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding tax, the holder of old notes is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of old notes is awaiting a TIN), and that (1) the holder of old notes has not been notified by the United States Internal Revenue Service that the holder is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of old notes that the holder is no longer subject to backup withholding tax.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder of old notes is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the record owner of the old notes. If the old notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------

                                       PAYERS'S NAME: KELLSTROM INDUSTRIES, INC.
------------------------------------------------------------------------------------------------------------------------

 FORM W-9                      PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT     ------------------------------------
                                RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.           Social Security Number
                                                                                                   OR

                                                                                  ------------------------------------
                                                                                    Employer Identification Number(s)
------------------------------------------------------------------------------------------------------------------------
United States                  PART 2 - Certification - Under Penalties of       PART 3 -
 Department of the Treasury    Perjury, I certify that:
 Internal Revenue Service
                               (1) The number shown on this form is my correct   Awaiting TIN  [ ]
                                   taxpayer identification number (or I am
                                   waiting for a number to be issued to me),
                                   and
                               (2) I am not subject to backup withholding
                                   because (a) I am exempt from backup withholding,
                                   or (b) I have not been notified by the
                                   United States Internal Revenue Service
                                   ("IRS") that I am subject to backup
                                   withholding as a result of a failure to
                                   report all interest or dividends, or (c) the
                                   IRS has notified me that I am no longer
                                   subject to backup withholding.
                               -----------------------------------------------------------------------------------------

Payer's Request for Taxpayer    CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified
   Identification Number        by the IRS that you are currently subject to backup withholding because of underreporting
 ("TIN")                        interest or dividends on your tax return.

                                Signature _______________________________ Date _____________________
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE UNITED STATES INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number, I will be subject to backup withholding tax until I provide a taxpayer identification number.

 Signature ___________________________  Date  _____________________
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                           First Union National Bank

By Registered & Certified Mail:                By Regular Mail or Overnight Courier:
First Union National Bank                      First Union National Bank
Corporate Trust (NC-1153)                      Corporate Trust (NC-1153)
1525 West W.T. Harris Blvd.                    1525 West W.T. Harris Blvd.
Charlotte, NC 28288                            Charlotte, NC 28262-1153
Attention: Marsha Rice                         Attention: Marsha Rice

                                               By Facsimile (for Eligible Institutions Only):
In Person by Hand Only:                        (704) 590-7628
First Union National Bank
Corporate Trust (NC-1153)                      For Information or Confirmation by Telephone:
1525 West W.T. Harris Blvd.                    (704) 590-7413
Charlotte, NC 28288
Attention: Marsha Rice

     Any questions or requests for assistance or for additional copies of the Preliminary Prospectus or the Letter of Transmittal may be directed to the Exchange Agent. A holder of old notes may also contact D.F. King & Co., Inc. or Banc of America Securities LLC at their respective telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

The Information Agent for the Exchange             The exclusive Dealer Manager for the
Offer is:                                          Exchange Offer is:
D.F. King & Co., Inc.                              Banc of America Securities LLC
77 Water Street                                    100 North Tryon St., 7th Floor
New York, New York 10005                           Charlotte, North Carolina 28255
Banks and Brokers, call collect:                   Attention: High Yield Special Products
(212) 269-5550                                     (704) 386-1758 (Collect)
All Others, Call Toll-Free:                        (888) 292-0070 (Toll Free)
(800) 928-0153